SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 26, 2004

TRUMP HOTELS & CASINO RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13794	13-3818402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey		08401
(Address of principal executive offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY ASSOCIATES

(Exact name of registrant as specified in its charter)

New Jersey	333-00643	22-3213714
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey		08401
(Address of principal executive offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-00643	22-3418939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey		08401
(Address of principal executive offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING II, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-43979	22-3550202
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey		08401
(Address of principal executive offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING III, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-43975	22-3550203
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey		08401
(Address of principal executive offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP CASINO HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-104916	45-0475879
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

C/O Trump Hotels & Casino Resorts Holdings, L.P. 1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey		08401
(Address of principal executive offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP CASINO FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-104916	45-0475877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

C/O Trump Hotels & Casino Resorts Holdings, L.P. 1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey		08401
(Address of principal executive offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

Item 1.01.          Entry into a Material Definitive Agreement.

See Item 8.01, below.

Item 8.01.  Other Events.

On August 16, 2004, the Company entered into a letter agreement (the “Expense Letter Agreement”) with DLJ Merchant Banking Partners III, L.P. (“DLJMB”), pursuant to which the Company agreed to deposit into an escrow account (the “Escrow Account”) certain expenses incurred by DLJMB in connection with a potential equity investment of up to $400 million as part of a proposed recapitalization of the Company and its subsidiaries (the “Potential Recapitalization”).  A copy of the Expense Letter Agreement is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 8.01.

On August 16, 2004, the Company entered into an escrow agreement (the “Escrow Agreement”) with DLJMB and U.S. Bank National Association (the “Escrow Agent”) establishing the terms governing the Escrow Account and the circumstances under which the Escrow Agent may release the funds from the Escrow Account to DLJMB.  A copy of the Escrow Agreement is attached hereto as Exhibit 99.2 and is hereby incorporated by reference into this Item 8.01.

On August 16, 2004, the Company entered into a letter agreement (the “Bondholder Letter Agreement”) with Weil, Gotshal & Manges LLP and Houlihan Lokey Howard & Zukin Capital, the respective legal and financial advisors to certain holders (the “TAC Holders”) of the 11.25% First Mortgage Notes due 2006 of Trump Atlantic City Associates and Trump Atlantic City Funding, Inc., Trump Atlantic City Funding II, Inc. and Trump Atlantic City Funding III, Inc. regarding the Expense Letter Agreement and the Escrow Agreement.  A copy of the Bondholder Letter Agreement is attached hereto as Exhibit 99.3 and is hereby incorporated by reference into this Item 8.01.

Any securities proposed to be issued in connection with a Potential Recapitalization (including the “New Notes” referenced in the term sheet attached as an exhibit to the Escrow Agreement) have not been registered under the Securities Act of 1933 or any state securities laws and unless so registered may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933 and applicable state securities laws.  The information contained herein and in the attached exhibits does not constitute an offer to sell or the solicitation of offers to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

The information contained herein and in the attached exhibits includes statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The forward-looking statements made herein and in the attached exhibits are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995.  All statements included or incorporated by reference herein or in the attached exhibits, other than statements of historical fact, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  This can occur as a result of inaccurate assumptions or as a consequence of known or unknown risks and uncertainties.  You can identify these statements by the fact that they do not relate strictly to historical or current facts.  They use words such as “anticipate,” “estimate,” “intend,” “plan,” “project,” “forecast,” “may,” “predict,” “target,” “potential,” “proposed,” “contemplated,” “will,” “should,” “could,” “would,” “expect” and other words of similar meaning.  Any or all of the forward-looking statements may turn out to be wrong.  They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors.

These risks, uncertainties and other factors include the following factors as well as other factors described from time to time in the Company’s reports filed with the Securities and Exchange Commission, including the negotiation and performance of definitive transaction documents in connection with the Potential Recapitalization; the Company’s ability to obtain the required consents of noteholders and other constituencies to carry out the Potential Recapitalization; the proposed investment by DLJMB and DLJMB’s role in the recapitalized Company; the negotiation of the potential arrangements with Donald J. Trump in connection with the

Potential Recapitalization; court approval of the Company’s first day papers and other motions prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 case (or any significant delay with respect thereto); the risk that certain parties may challenge the enforceability of the Restructuring Support Agreement, dated as of August 9, 2004, by and among the Company and certain of its subsidiaries, Donald J. Trump, and the TAC Holders in connection with the chapter 11 proceedings; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, or for the appointment of a chapter 11 trustee or to convert the case to a chapter 7 case; the ability of the Company to continue as a going concern; the ability of the Company to obtain trade credit, and shipments and terms with vendors and service providers for current orders; the Company’s ability to maintain contracts that are critical to its operations; potential adverse developments with respect to the Company’s liquidity or results of operations; the ability to fund and execute its business plan; the ability to attract, retain and compensate key executives and associates; the ability of the Company to attract and retain customers; licenses and approvals under applicable laws and regulations, including gaming laws and regulations; adverse outcomes of pending litigation or the possibility of new litigation; changes in the competitive climate in which the Company operates; or a broad downturn in the economy as a whole.  Accordingly, the forward-looking statements contained herein and in the attached exhibits may not be realized and may differ significantly from the Company’s actual results.

In addition, there may be other factors that could cause the Company’s actual results to be materially different from the results referenced, expressed or implied, in the forward-looking statements.  Many of these factors will be important in determining the Company’s actual future results.  Consequently, no forward-looking statement can be guaranteed.

All forward-looking statements contained herein or in the attached exhibits, and all subsequent written and oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this cautionary statement.  Forward-looking statements speak only as of the date they are made, and the Company disclaims any obligation to update any forward-looking statements, including the information contained herein and in the attached exhibits, to reflect events or circumstances after the date hereof or the date of such exhibits, as the case may be, except as otherwise required by applicable law.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits

Exhibit No.	Description
99.1	Expense Letter Agreement, dated August 16, 2004

99.2	Escrow Agreement, dated August 16, 2004

99.3	Bondholder Letter Agreement, dated August 16, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUMP HOTELS & CASINO RESORTS, INC.

	/s/	John P. Burke
John P. Burke Executive Vice President and Corporate Treasurer

Dated: August 26, 2004

TRUMP ATLANTIC CITY ASSOCIATES

	By:	TRUMP ATLANTIC CITY HOLDING, INC., its Managing General Partner

	/s/	John P. Burke
John P. Burke Vice President and Treasurer

Dated: August 26, 2004

TRUMP ATLANTIC CITY FUNDING, INC.

By:
	/s/	John P. Burke
John P. Burke Treasurer

Dated: August 26, 2004

TRUMP ATLANTIC CITY FUNDING II, INC.

By:
	/s/	John P. Burke
John P. Burke Treasurer

Dated: August 26, 2004

TRUMP ATLANTIC CITY FUNDING III, INC.

By:
	/s/	John P. Burke
John P. Burke Treasurer

Dated: August 26, 2004

TRUMP CASINO HOLDINGS, LLC

	By:	/s/ John P. Burke
John P. Burke
Executive Vice President (Duly Authorized Officer and Principal Financial and Accounting Officer)

Dated: August 26, 2004

TRUMP CASINO FUNDING, INC.

	By:	/s/ John P. Burke
John P. Burke
Executive Vice President (Duly Authorized Officer and Principal Financial and Accounting Officer)

Dated: August 26, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Expense Letter Agreement, dated August 16, 2004

99.2	Escrow Agreement, dated August 16, 2004

99.3	Bondholder Letter Agreement, dated August 16, 2004